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                        7,000,000 Shares of Common Stock

                              IMC MORTGAGE COMPANY

                             UNDERWRITING AGREEMENT

                                                                          , 1997

BEAR, STEARNS & CO. INC.
J.P. MORGAN SECURITIES INC.
OPPENHEIMER & CO., INC.
PAINEWEBBER INCORPORATED
 as Representatives of the
 several Underwriters named
 in Schedule I attached hereto
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Dear Sirs:

               IMC Mortgage Company, a corporation organized and existing under the laws of the State of Florida (the "Company"), proposes to issue and sell, and the persons named in Schedule II hereto (the "Firm Shares Selling Shareholders") propose to sell, subject to the terms and conditions stated herein, to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 7,000,000 shares (the "Firm Shares") of common stock, par value $0.01 per share of the Company (the "Common Stock"), of which 5,600,000 shares are to be issued and sold by the Company and an aggregate of 1,400,000 shares are to be sold by the Firm Shares Selling Shareholders in the respective amounts set forth opposite their names in Schedule II. In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, the Company proposes to issue and sell, and the persons named in Schedule III hereto (the "Additional Shares Selling Shareholders" and, together with those persons named in Schedule II hereto, the "Selling Shareholders") propose to sell, at the option of the Underwriters, up to an additional 1,050,000 shares (the "Additional Shares") of Common Stock. The Firm Shares and any Additional Shares


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purchased by the Underwriters are referred to herein as the "Shares." The Shares are more fully described in the Registration Statement referred to below.

               1. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters that:

                      (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and amendments thereto, on Form S-1 (No. 333-21823), for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). Such registration statement, including the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, as amended at the time of effectiveness of the registration statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A of the Rules and Regulations of the Commission under the Act (the "Regulations"), is herein called the "Registration Statement" and the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, is herein called the "Prospectus." The term "preliminary prospectus" as used herein means a preliminary prospectus as described in Rule 430 of the Regulations.

                      (b) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act and the Regulations and do not or will not contain an untrue statement of a material fact and do not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. No representation or warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any



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Underwriter through you as herein stated expressly for use in connection with the preparation thereof.

                      (c) Coopers & Lybrand L.L.P., who have certified the financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the Act and the Regulations.

                      (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change in the business, prospects, properties, operations, financial condition or results of operations of the Company, its subsidiaries and Industry Mortgage Company, L.P. (the "Partnership") taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company, any of its subsidiaries nor the Partnership has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company, its subsidiaries and the Partnership taken as a whole, except for (i) liabilities or obligations which are reflected in the Registration Statement and the Prospectus and (ii) borrowings pursuant to written loan arrangements existing as of the date hereof incurred by the Company in the ordinary course of its business consistent with past practice.

                      (e) This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company and this Agreement has been duly and validly executed and delivered by the Company.

                      (f) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any of its subsidiaries or the Partnership pursuant to, any agreement, instrument, franchise, license or permit to which the Company, any of its subsidiaries or the Partnership is a party or by which any of such entities or their respective properties or assets may be bound or (ii) violate or conflict with any provision of the certificate of incorporation or by-laws or other organizational documents of the Company, any of its subsidiaries or the Partnership or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over any of such entities or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over any of such entities or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except the registration under the Act of the Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be

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required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters or pursuant to the Corporate Financing Rules of the National Association of Securities Dealers, Inc.

                      (g) All of the outstanding shares of capital stock of the Company are duly and validly authorized and issued, fully paid and non-assessable and were not issued and are not now in violation of or subject to any preemptive rights created by the Partnership or the Company or by any statute, law, rule or regulation. None of the outstanding shares of capital stock of the Company, nor any securities convertible into shares of such capital stock or exchangeable therefor, were issued in violation of the provisions of
Section 5 of the Act. The Shares, when issued, delivered and sold in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and non-assessable, and will not have been issued in violation of or be subject to any preemptive rights. The Company had, at December 31, 1996, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The Common Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

                      (h) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware. Each of the Company, its subsidiaries and the Partnership is duly qualified and in good standing as a foreign corporation or limited partnership, as the case may be, in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company, its subsidiaries and the Partnership taken as a whole. Each of the Company, its subsidiaries and the Partnership has all requisite power and authority, and all necessary material consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease, license and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus. All of the issued and outstanding capital stock of each corporate subsidiary of the Company has been duly and validly issued and is fully paid and non-assessable and was not issued in violation of preemptive rights created by the Partnership or the Company or by any statute, law, rule or regulation and is owned directly or indirectly by the Company, free and clear of any lien, encumbrance, claim, security interest, restriction on transfer, shareholders' agreement, voting trust or other defect of title whatsoever. All of the outstanding limited and general partnership interests in the Partnership have been duly and validly issued and were not issued in violation of preemptive rights and are owned directly or indirectly by the Company,


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free and clear of any lien, encumbrance, claim, security interest, restriction on transfer, voting trust or other defect of title whatsoever.

                      (i) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company, any of its subsidiaries or the Partnership is a party or to which any property of the Company, any of its subsidiaries or the Partnership is subject or which is pending or, to the knowledge of the Company, contemplated against the Company, any of its subsidiaries or the Partnership which might result in any material adverse change in the business, prospects, properties, operations, financial condition or results of operations of the Company, its subsidiaries and the Partnership taken as a whole or which is required to be disclosed in the Registration Statement and the Prospectus.

                      (j) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

                      (k) The financial statements, including the notes thereto, and supporting schedules included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates indicated and the results of its operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

                      (l) Except as described in the Prospectus, no holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby, except for such rights as have been waived with respect to the sale of the Shares contemplated hereby.

                      (m) The Company is not, and upon consummation of the transactions contemplated hereby will not be, subject to registration as an "investment company" under the Investment Company Act of 1940.

                      (n) The Shares are listed for inclusion on The Nasdaq National Market.

               2. Representations and Warranties of the Selling Shareholders. Each of the Selling Shareholders, severally and not jointly, represents and warrants to the Underwriters as to itself that:

                      (a) Such Selling Shareholder is the lawful owner of the number of Shares, or securities convertible into or warrants exercisable for the number of Shares, to be sold by such Selling Shareholder pursuant to this Agreement and, at the time of delivery




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thereof, will be the lawful owner of the Shares to be sold by such Selling
Shareholder pursuant to this Agreement and will have valid and marketable title to such Shares, and upon delivery of and payment for such Shares the Underwriters will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title (other than any such claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title created by any Underwriter), assuming each of the Underwriters has purchased the Shares purchased by it in good faith and without notice of any adverse claim.

                      (b) Such Selling Shareholder has and at the time of delivery of such Shares will have full legal right, power and capacity, and any approval required by law (other than state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters), to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement.

                      (c) This Agreement has been duly authorized, executed and delivered by such Selling Shareholder. The Power of Attorney executed by the Selling Shareholders (the "Power of Attorney") and the Custody Agreement among the Selling Shareholders and Gayle Petrie, P.A. (the "Custody Agreement") have been duly executed and delivered by such Selling Shareholder and are legal, valid and binding agreements of such Selling Shareholder, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.


                      (d) Such Selling Shareholder has duly and irrevocably authorized the Attorney in Fact (as defined in the Power of Attorney), on behalf of such Selling Shareholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by such Selling Shareholder and receive payment therefor pursuant hereto.

                      (e) The sale of the Shares by such Selling Shareholder pursuant hereto is not prompted by any material adverse information concerning the Company, and all information furnished in writing by or on behalf of such Selling Shareholder specifically for use in the Registration Statement and the Prospectus, and any supplement or amendment thereto, is and will be when the Registration Statement became effective and at all times subsequent thereto up to the Closing Date and any Additional Closing Date true and correct and complete and at all such times did not and will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                      (f) The consummation of the transactions contemplated hereby and by the Power of Attorney and the Custody Agreement and the fulfillment of the terms hereof and thereof will not constitute a breach or violation of or default under any trust, indenture,


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agreement or other instrument to which such Selling Shareholder is a party or by which any such Selling Shareholder is bound.

                      [(g) Such Selling Shareholder has no reason to believe that any representation or warranty made by the Company in this Agreement is not true and complete.]

                      (h) The execution, delivery and performance of this Agreement and the Power of Attorney and the Custody Agreement and the consummation of the transactions contemplated hereby and thereby by such Selling Shareholder do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Shareholder pursuant to, any agreement, instrument, franchise, license or permit to which such Selling Shareholder is a party or by which its properties or assets may be bound, or (B) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Shareholder or any of its properties or assets.

               3. Purchase, Sale and Delivery of the Shares.

                      (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Firm Shares Selling Shareholder, severally and not jointly, agrees to sell to the Underwriters and the Underwriters, severally and not jointly, agree to purchase from the Company and each Firm Shares Selling Shareholder, at a purchase price per share of $____, the number of Firm Shares which bears the same proportion to the number of Firm Shares to be sold by the Company or by that Firm Shares Selling Shareholder, as the case may be, as the number of Firm Shares set forth opposite the respective names of the Underwriters in Schedule I hereto bears to the total number of Firm Shares to be sold by the Company and the Firm Shares Selling Shareholders, plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof.

                      (b) Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the office of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166, or at such other place as shall be agreed upon by you, the Firm Shares Selling Shareholders and the Company, at 10:00 A.M. on the third business day (unless postponed in accordance with the provisions of Section 11 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Regulations, the third business day after the determination of the public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by you, the Firm Shares Selling Shareholders and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company and the Attorney in Fact on behalf of the Firm Shares Selling Shareholders by wire transfer or certified or official bank check or checks



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drawn in same day funds payable to the order of the Company and the Attorney in
Fact, against delivery to you for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them. Certificates for the Firm Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Closing Date. The Company and the Firm Shares Selling Shareholders will permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

                      (c) In addition, the Company hereby grants to the Underwriters the option to purchase from the Company up to __________ Additional Shares, and, if such option is exercised in full, the Additional Shares Selling Shareholders severally hereby grant to the Underwriters the option to purchase up to an aggregate of _________ Additional Shares in the respective amounts set forth opposite the names of such Additional Shares Selling Shareholders on
Schedule III hereto, at the same purchase price per share to be paid by the Underwriters to the Company and the Firm Shares Selling Shareholders for the Firm Shares as set forth in this Section 3, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time, in whole or in part, on or before the thirtieth day following the date of the Prospectus, by written notice by you to the Company and the Additional Shares Selling Shareholders. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by you, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 11 hereof). If the option granted hereby is exercised in part but in excess of the ________ Additional Shares to be sold by the Company, the respective number of Additional Shares to be sold by each of the Additional Shares Selling Shareholders listed on Schedule III hereto shall be determined on a pro rata basis in accordance with the percentages set forth opposite their names on Schedule III hereto, adjusted by you in such manner as to avoid fractional shares. Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Additional Closing Date. The Company and the Additional Shares Selling Shareholders will permit you to examine and package such certificates for delivery at least one business day prior to the Additional Closing Date.

               The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 11 hereof) bears to 7,000,000, subject, however, to such adjustments to eliminate any fractional shares as you in your sole discretion shall make.

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               Payment for the Additional Shares shall be made by wire transfer or certified or official bank check or checks, in same day funds, payable to the order of the Company or the Attorney in Fact, at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to you for the respective accounts of the Underwriters.

               4. Offering. Upon your authorization of the release of the Firm Shares, the Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

               5. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

                      (a) If the Registration Statement has not yet been declared effective, the Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to you of such timely filing.

                      The Company will notify you immediately (and, if requested by you will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (v) of the receipt of any comments from the Commission and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement to which you shall reasonably object in writing after being timely furnished in advance a copy thereof.

                      (b) If at any time when a prospectus relating to the Shares is required to be delivered under the Act any event shall have occurred as a result of which the Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the



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statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Act or the Regulations, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance reasonably satisfactory to you) which will correct such statement or omission and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

                      (c) The Company will promptly deliver to you five signed copies of the Registration Statement, including exhibits and all amendments thereto, and the Company will promptly deliver to each of the Underwriters such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, as you may reasonably request.

                      (d) The Company will endeavor in good faith, in cooperation with you, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

                      (e) The Company will make generally available (within the meaning of Section 11(a) of the Act) to its security holders and to you as soon as practicable, but not later than 90 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earning statement (in form complying with the provisions of Rule 158 of the Regulations) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

                      (f) During the period of 90 days from the Closing Date, the Company will not, without your prior written consent, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock), and the Company will obtain the undertaking of each of its officers and directors and such of its shareholders as have been heretofore designated by you and listed on Schedule IV hereto not to engage in any of the aforementioned transactions on their own behalf, other than the Company's sale of Shares hereunder, the Company's issuance of Common Stock upon the exercise of presently outstanding stock options, the Company's issuance of up to 5,000,000 unregistered shares in connection with one or more acquisitions by the Company, the Company's grants of options under its existing stock option plans and the Company's issuance of shares under its existing employee stock purchase plan.

                      (g) During a period of three years from the effective date of the Registration Statement, the Company will furnish to you copies of (i) all reports to its


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shareholders; and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange.

                      (h) The Company will apply the proceeds from the sale of the Shares sold by the Company as set forth under "Use of Proceeds" in the Prospectus.

               6. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any preliminary prospectus, the Prospectus and any amendments or supplements thereto (including, without limitation, fees and expenses of the Company's accountants and counsel), the underwriting documents (including this Agreement and the Agreement Among Underwriters) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated), (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final Blue Sky Survey and the fees of counsel for the Underwriters and such counsel's reasonable disbursements in relation thereto, (iv) the listing of the Shares on The Nasdaq National Market, (v) filing fees of the Commission and the National Association of Securities Dealers, Inc., (vi) the cost of printing certificates representing the Shares and (vii) the cost and charges of any transfer agent or registrar.

               7. Covenant of the Selling Shareholders. Each Selling Shareholder agrees that, during the period of 90 days from the Closing Date, such Selling Shareholder will not, without your prior written consent, offer, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock) other than the sale of Shares to you hereunder.

               8. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 8, "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Gibson, Dunn & Crutcher LLP ("Underwriters' Counsel") pursuant to this Section 8 of any material misstatement or omission, to the performance in all material respects by each of the Company and the Selling Shareholders of its or their obligations hereunder, and to the following additional conditions:

                      (a) The Registration Statement shall have become effective not later than 5:30 P.M., New York time, on the date of this Agreement or at such later time and date as shall have been consented to in writing by you; if the Company shall have elected to rely upon Rule 430A of the Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a) hereof; and, at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

                      (b) At the Closing Date you shall have received the opinion of Kramer, Levin, Naftalis & Frankel, counsel for the Company, dated the Closing Date addressed to the Underwriters and in form and substance reasonably satisfactory to Underwriters' Counsel, to the effect that:

                            (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Florida. The Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware.

                           (ii) The Shares to be delivered by the Company on the Closing Date or the Additional Closing Date have been duly and validly authorized and, when delivered by the Company in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive rights. The Shares to be delivered by the Selling Shareholders on the Closing Date or the Additional Closing Date have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive rights. The Common Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

                          (iii) The Shares to be sold under this Agreement to the Underwriters are duly listed on The Nasdaq National Market.

                           (iv) This Agreement has been duly and validly authorized, executed and delivered by the Company.

                            (v) To the best of such counsel's knowledge, there is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or threatened against, or involving the properties or business of, the Company, any of its subsidiaries or the Partnership, which is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein.

                           (vi) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any of its subsidiaries or the Partnership pursuant to, any agreement, instrument, franchise, license or permit referred to in or filed as an exhibit to the Registration Statement or otherwise known to such counsel to which the Company, any of its subsidiaries or the Partnership is a party or by which any of such entities or their respective properties or assets may be bound or (B) violate or conflict with any provision of the certificate of incorporation or by-laws or other organizational documents of the Company, any of its subsidiaries or the Partnership, or, to the best knowledge of such counsel, violate or conflict with any judgment, decree, order, statute (other than state securities or Blue Sky laws), rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company, any of its subsidiaries or the Partnership or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Company, any of its subsidiaries or the Partnership or any of their respective properties or assets is required for the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters or pursuant to the Corporate Financing Rule of the National Association of Securities Dealers, Inc. (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

                          (vii) The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Regulations.

                         (viii) The Registration Statement is effective under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and, to the best knowledge of such counsel, no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) of the Regulations have been made.

                      In addition, such opinion shall also state that although such counsel has not undertaken, except as otherwise indicated in their opinions, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including a review and discussion of the contents thereof, and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statement at the time the Registration Statement became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b), if applicable), or the Prospectus, as of its date and as of the Closing Date or the Additional Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein (as to the Prospectus, in the light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Registration Statement or the Prospectus, as of its respective date, and as of the Closing Date or the Additional Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein (as to the Prospectus, in the light of the circumstances under which they were made) not misleading (it being understood that such counsel need express no statement with respect to the financial statements and notes thereto and the schedules and other financial and statistical data included in the Registration Statement or Prospectus).

                      In rendering such opinion, such counsel may rely: (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                      (c) At the Closing Date you shall have received the opinion of Mitchell W. Legler, counsel for the Company and the Selling Shareholders, dated the Closing Date addressed to the Underwriters and in form and substance reasonably satisfactory to Underwriters' Counsel, to the effect that:

                            (i) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware. Each of the Company, its subsidiaries and the Partnership is duly qualified and in good standing as a foreign corporation or limited partnership, as the case may be, in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company, its subsidiaries and the Partnership taken as a whole. Each of the Company, its subsidiaries and the Partnership has all requisite corporate or partnership authority, as the case may be, to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus. All of the issued and outstanding capital stock of each corporate subsidiary of the Company has been duly and validly issued and is fully paid and non-assessable and was not issued in violation of pre-emptive rights and is owned directly or indirectly by the Company, free and clear of any lien, encumbrance, claim, security interest, restriction on transfer, shareholders' agreement, voting trust or other defect of title whatsoever. All of the outstanding limited and general partnership interests in the Partnership have been duly and validly issued and were not issued in violation of pre-emptive rights created by the Partnership, the Company or any applicable statute, law, rule or regulation and are owned directly or indirectly by the Company, free and clear of any lien, encumbrance, claim, security interest, restriction on transfer (other than those contained in the Partnership Agreement, as amended), voting trust or other defect of title whatsoever.

                           (ii) The Company has an authorized capital stock as set forth in the Registration Statement and the Prospectus. All of the outstanding shares of capital stock of the Company are duly and validly authorized and issued, fully paid and non-assessable and were not issued and are not now in violation of or subject to any preemptive rights. The Shares to be delivered by the Company on the Closing Date or the Additional Closing Date have been duly and validly authorized and, when delivered by the Company in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive rights. The Shares to be delivered by the Selling Shareholders on the Closing Date or the Additional Closing Date have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive rights. The Common Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

                          (iii) This Agreement has been duly and validly authorized, executed and delivered by the Company.

                           (iv) To the best of such counsel's knowledge, there is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or threatened against, or involving the properties or business of, the Company, any of its subsidiaries or the Partnership, which is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein.

                            (v) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any of its subsidiaries or the Partnership pursuant to, any agreement, instrument, franchise, license or permit referred to in or filed as an exhibit to the Registration Statement or otherwise known to such counsel to which the Company, any of its subsidiaries or the Partnership is a party or by which any of such entities or their respective properties or assets may be bound or (B) violate or conflict with any provision of the certificate of incorporation or by-laws or other organizational documents of the Company, any of its subsidiaries or the Partnership, or, to the best knowledge of such counsel, any judgment, decree, order, statute (other than state securities or Blue Sky laws), rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company, any of its subsidiaries or the Partnership or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Company, any of its subsidiaries or the Partnership or any of their respective properties or assets is required for the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters or pursuant to the Corporate Financing Rule of the National Association of Securities Dealers, Inc. (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

                           (vi) This Agreement, the Power of Attorney and the Custody Agreement have been duly and validly authorized (for entities with respect to the Power of Attorney and the Custody Agreement), executed and delivered by each of the Selling Shareholders; the Power of Attorney and the Custody Agreement are legal, valid and binding agreements of each of the Selling Shareholders enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity, and except that such counsel need not express any opinion as to the enforceability of the indemnification provisions therein.

                          (vii) Each of the Selling Shareholders has full legal right and power (with respect to entities) to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder in the manner provided in this Agreement.

                          (vii) Delivery of the certificates for the Shares to be sold by the Selling Shareholders pursuant hereto upon payment therefor will pass title thereto to the Underwriters severally, free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title (other than any such claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title created by any Underwriter), assuming that the several Underwriters are good faith purchasers and without notice of any adverse claim.

                           (ix) The execution, delivery and performance of this Agreement and the Power of Attorney and the Custody Agreement and the consummation of the transactions contemplated hereby and thereby by the Selling Shareholders do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any Selling Shareholder pursuant to, any agreement, instrument, franchise, license or permit known to such counsel to which any Selling Shareholder is a party or by which its properties or assets may be bound, or (B) to the best knowledge of such counsel, violate or conflict with any judgment, decree, order, statute (other than state securities or Blue Sky laws), rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over any of the Selling Shareholders or any of their respective properties or assets.

                            (x) The Attorney in Fact has been duly authorized by each Selling Shareholder to execute and deliver on behalf of such Selling Shareholder this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by each Selling Shareholder and receive payment therefor pursuant hereto.

                           (xi) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Selling Shareholders or any of their respective properties or assets is required for the sale of the Shares to be sold by the Selling Shareholders pursuant to this Agreement, except for
        (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

                      In addition, such opinion shall also state that although such counsel has not undertaken, except as otherwise indicated in their opinions, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including a review and discussion of the contents thereof, and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statement at the time the Registration Statement became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b), if applicable), or the Prospectus, as of its date and as of the Closing Date or the Additional Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein (as to the Prospectus, in the light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Registration Statement or the Prospectus, as of its respective date, and as of the Closing Date or the Additional Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein (as to the Prospectus, in the light of the circumstances under which they were made) not misleading (it being understood that such counsel need express no statement with respect to the financial statements and notes thereto and the schedules and other financial and statistical data included in the Registration Statement or Prospectus).

                      In rendering such opinion, such counsel may rely: (A) as to matters involving the application of laws other than the laws of the United States and the State of Florida, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and of the Selling Shareholders and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries and of the Selling Shareholders (to the extent applicable), provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in such counsel's opinion, you and such counsel are justified in relying thereon.

                      (d) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be reasonably satisfactory in form and substance to you and to Underwriters' Counsel, and the Underwriters shall have received from said Underwriters' Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as you may reasonably require, and the Company and the Selling Shareholders shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                      (e) At the Closing Date you shall have received a certificate on behalf of the Company signed by the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, to the effect that (i) the condition set forth in subsection (a) of this Section 8 has been satisfied, (ii) as of the date hereof and as of the Closing Date the representations and warranties of the Company set forth in Section l hereof are accurate, (iii) as of the Closing Date the obligations of the Company to be performed hereunder on or prior thereto have been duly performed and (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company, its subsidiaries and the Partnership, taken as a whole, have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change in the business prospects, properties, operations, financial condition or results of operations of the Company and its subsidiaries taken as a whole, except in each case as described in or contemplated by the Prospectus.

                      (f) At the time this Agreement is executed and at the Closing Date, you shall have received a letter from Coopers & Lybrand L.L.P., independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to you: (i) to the effect that they are independent certified public accountants with respect to the Company within the meaning of the Act and the Regulations and stating that the answer to
Item 10 of the Registration Statement is correct insofar as it relates to them;
(ii) stating that, in their opinion, the financial statements and schedules of the Company included in the Registration Statement and the Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations of the Commission thereunder; (iii) stating that, on the basis of procedures consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company, and its subsidiaries, a reading of the minutes of meetings and consents of the shareholders and boards of directors of the Company and its subsidiaries and the committees of such boards subsequent to December 31, 1996, inquiries of officers and other employees of the Company and its subsidiaries who have responsibility for financial and accounting matters of the Company and its subsidiaries with respect to transactions and events subsequent to December 31, 1996 and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) with respect to the period subsequent to December 31, 1996, there were, as of the date of the most recent available monthly consolidated fiubsidiaries, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or long-term indebtedness of the Company or any decrease in the net current assets or stockholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet presented in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter or (B) during the period from January 1, 1997 to the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, or total or per share net income, except for decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; and (C) stating that they have compared such dollar amounts, numbers of shares, percentages of revenues and earnings, and other financial information pertaining to the Company and its subsidiaries set forth in the Registration Statement and the Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such amounts, numbers, percentages, and information may be derived from the general accounting and financial records of the Company and its subsidiaries or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by you set forth in such letter, and found them to be in agreement.

                      (g) Prior to the Closing Date, the Company and the Selling Shareholders shall have furnished to you such other information, certificates and documents as you may reasonably request.

                      (h) You shall have received from such officers, directors and shareholders as have been heretofore designated by you and listed on
Schedule IV hereto an agreement to the effect that such person will not, directly or indirectly, without your prior written consent, offer, sell, offer or agree to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of an option to purchase, or other disposition) of any shares of Common Stock (or any securities convertible into, exercisable for or exchangeable for shares of Common Stock) for a period of 90 days after the Closing Date except for the sale of the Shares by the Selling Shareholders under this Agreement.

                      (i) At the Closing Date, the Shares shall have been listed on The Nasdaq National Market.

                      (j) The Attorney in Fact, at the Closing Date, shall have delivered to you a certificate to the effect that the Attorney in Fact is not aware that any of the representations and warranties of the Selling Shareholders as set forth in this Agreement are not true and correct as of such date.

               If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 8 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be canceled by you at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be canceled by you at, or at any time prior to, the

Additional Closing Date. Notice of such cancellation shall be given to the Company and the Selling Shareholders in writing, or by telephone, telex or telegraph, confirmed in writing.

               9. Indemnification.

                      (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereto, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (as to the Prospectus, in the light of the circumstances under which they were made) not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein; and ; provided, further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages and liabilities and judgments purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including under this Agreement.

                      (b) Each of the Selling Shareholders, severally as to itself only, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact relating to such Selling Shareholder contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereto, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact relating to such Selling Shareholder required to be stated therein or necessary to make the statements therein (as to the Prospectus, in the light of the circumstances under which they were made) not misleading; provided, however, that no Selling Shareholder shall be liable under this Section 9 in an amount exceeding the total net price at which the Shares sold by such Selling Shareholder were offered to the public; and provided, further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages and liabilities and judgments purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment. This indemnity agreement will be in addition to any liability which the any Selling
Shareholder may otherwise have, including under this Agreement.

                      (c) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each Selling Shareholder against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), jointly or severally, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount (as shown on the cover page of the Prospectus) applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including under this Agreement. Each of the Company and each Selling Shareholder acknowledges that the statements set forth in the second, third, fourth, fifth and last paragraphs and last sentence of the seventh paragraph under the caption "Underwriting" in the Prospectus, the last paragraph on the front cover page of the Prospectus and the final two paragraphs on the inside front cover page of the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the registration statement relating to the Shares as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

                      (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action or written notice of any threat thereof, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (it being understood, however, that the indemnifying party or parties shall not be liable for the fees and expenses of more than one separate local counsel in any one action or series of related actions in the same jurisdiction representing the indemnified party or parties in such action). Anything in this Section 9 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent shall not be unreasonably withheld.

               10. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 9 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Selling Shareholders, taken together, and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting, in the case of losses, claims, damages, liabilities and expenses suffered by the Company or the Selling Shareholders, any contribution received by the Company or the Selling Shareholders from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and the Selling Shareholders taken together, and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders taken together, and the Underwriters from the offering of the Shares or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Shareholders, taken together, and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders, taken together, and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discount but before deducting expenses) received by the Company and the Selling Shareholders and (y) the underwriting discount received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Shareholders, taken together, and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 10, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount (as set forth on the cover page of the Prospectus) applicable to the Shares purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this
Section 10, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and
(ii) of this Section 10. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 10 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent shall not be unreasonably withheld.

               11. Default by an Underwriter.

                      (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, the number of Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

                      (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be to which such default relates on the terms contained herein. In the event that within five calendar days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 11, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company and the Selling Shareholders to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Selling Shareholders with respect thereto (except in each case as provided in Sections 6, 9(a) and 10 hereof) or the Underwriters but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company and the Selling Shareholders for damages occasioned by its or their default hereunder.

                      (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you, the Company or the Selling Shareholders shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 11 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

               12. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Company and the Selling Shareholders contained in this Agreement, including the agreements contained in Section 6, the indemnity agreements contained in
Section 9 and the contribution agreements contained in Section 10, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, or by or on behalf of any Selling Shareholder and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Sections l and 2 and the agreements contained in Sections 6, 9, 10 and 13(d) hereof shall survive the termination of this Agreement, including termination pursuant to Section 11 or 13 hereof.

               13. Effective Date of Agreement; Termination.

                      (a) This Agreement shall become effective upon the later of (i) when you and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution and delivery of this Agreement by the Company, the Selling Shareholders and you. If the Registration Statement shall not have been declared effective by the Commission on or prior to 5:30 P.M. on the date hereof, this Agreement shall thereupon terminate without liability to the Company, the Selling Shareholders or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company or the Selling Shareholders by notifying you or by you notifying the Company and the Selling Shareholders. Notwithstanding the foregoing, the provisions of this Section 13 and of Sections 1, 2, 6, 9 and 10 hereof shall at all times be in full force and effect.

                      (b) You shall have the right to terminate this Agreement at any time prior to the Closing Date or the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, (A) if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (B) if trading on the New York or American Stock Exchanges shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York or American Stock Exchanges by the New York or American Stock Exchanges or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by a New York, Florida or federal authority or if any new restriction materially adversely affecting the distribution of the Firm Shares or the Additional Shares, as the case may be, shall have become effective; or
(D) (i) if the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been such a change in political, financial or economic conditions, if the effect of any such event in (i) or (ii) as in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus.

                      (c) Any notice of termination pursuant to this Section 13 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

                      (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 13(a) hereof or (ii) Section 11(b) or 13(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or any Selling Shareholder to perform any agreement herein or comply with any provision hereof, the Company and the Selling Shareholders will, subject to demand by you, reimburse the Underwriters for all reasonable out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

               14. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, or telexed or telegraphed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Steven Begleiter; if sent to the Company, shall be mailed, delivered, or telegraphed and confirmed in writing to the Company, 3450 Buschwood Park Drive, Tampa, Florida 33618, Attention: Stuart D. Marvin, Chief Financial Officer; and if sent to any Selling Shareholder, shall be mailed, delivered or telegraphed and confirmed in writing to such Selling Shareholder c/o Mitchell W. Legler, Independent Drive, Suite 3104, Jacksonville, Florida 32202.

               15. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the Selling Shareholders and the controlling persons, directors, officers, employees and agents referred to in Sections 9 and 10, and their respective successors and assigns (including the heirs and personal representatives of the individual Selling Shareholders), and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

               16. Counterparts. This Agreement may be executed in one or more counterparts which together shall constitute one and the same instrument.

               17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

               If the foregoing correctly sets forth the understanding among you, the Company and the Selling Shareholders, please so indicate in the space provided below for that purpose.

                                              Very truly yours,


                                              IMC MORTGAGE COMPANY



                                              By _____________________________


                                              FOR  THE  SELLING   SHAREHOLDERS
                                                LISTED  ON SCHEDULE II AND
                                                SCHEDULE III HERETO



                                              By _____________________________
                                                 Attorney in Fact


Accepted as of the date first above written

BEAR, STEARNS & CO. INC.
J.P. MORGAN SECURITIES INC.
OPPENHEIMER & CO., INC.
PAINEWEBBER INCORPORATED

By:     Bear, Stearns & Co. Inc.


        By __________________________________


On behalf of themselves and the other
Underwriters named in Schedule I hereto.

                                   SCHEDULE I

                                           Number of Firm
Name of Underwriter                        Shares to Be Purchased
-------------------                        -------------------------


Bear, Stearns & Co. Inc.
J.P. Morgan Securities Inc.
Oppenheimer & Co., Inc.
PaineWebber Incorporated











                   Total ........          7,000,000
                                        ------------------------------

                                  SCHEDULE II

Name of Firm Shares                        Number of Firm
Selling Shareholder                        Shares to Be Sold
------------------------                   ------------------









                Total ...........          1,400,000
                                        ------------------------------

                                  SCHEDULE III

                                                            Percentage of
Name of                      Maximum Number of              Additional Shares
Additional Shares            Additional                     in Excess of _______
Selling Shareholder          Shares to Be Sold              to be Sold
-------------------          ------------------             -----------

                                  SCHEDULE IV


Directors & Officers:
----------------------

George Nicholas
Thomas G. Middleton
George Freeman
Timothy W. Griffin
Susan W. McCarthy
Karen S. Bausman
Laurie S. Wockenfuss
David B. MacDonald
Dennis J. Pitocco
Jean S. Schwindt
Joseph P. Goryeb
Mitchell W. Legler
Allen D. Wyckle

Shareholders:
--------------
All shareholders holding 100,000 shares or more.